UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 18, 2019

KEZAR LIFE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38542	47-3366145
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Shoreline Court, Suite 300 South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (650) 822-5600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	KZR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

(d)

Effective December 18, 2019, the Board of Directors (the “Board”) of Kezar Life Sciences, Inc. (the “Company”) appointed Elizabeth Garner, M.D. to the Board as a Class I director, to serve until the Company’s 2022 annual meeting of stockholders and until her successor is duly elected and qualified, or her earlier resignation or removal.

Pursuant to the Company’s Non-Employee Director Compensation Policy (the “Policy”), Dr. Garner will receive annual cash compensation in the amount $35,000 for her Board service. Such amounts will be paid quarterly and pro-rated for 2019. The Company will also reimburse Dr. Garner for travel expenses incurred in connection with her attendance at Board meetings. On December 18, 2019, Dr. Garner was granted an initial one-time option to purchase 17,793 shares of the Company’s common stock (the “Option”). Subject to Dr. Garner’s continued service on the Board, the Option will vest in equal monthly amounts over three years. In accordance with the Policy, as may be amended from time to time, Dr. Garner will also be eligible to receive an annual option award to purchase shares of the Company’s common stock, subject to Dr. Garner’s continued service on the Board.

There were no arrangements or understandings between Dr. Garner and any other persons pursuant to which she was selected as a director, and there are no related person transactions within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission between Dr. Garner and the Company required to be disclosed herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEZAR LIFE SCIENCES, INC.

By:	/s/ Marc L. Belsky
Marc L. Belsky
Chief Financial Officer and Secretary

Dated:  December 19, 2019